SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report:  December 31, 2001

Alph-Net Consulting Group, Ltd.
A Nevada corporation

77-0426983 (I.R.S. Employer Identification Number)

Commission File No. 0000-28341

2110 E. Water Street, Tucson, Arizona 87519

Registrant's telephone number, including area code:
(520) 322-9918


Item 1.  Change in Control of Registrant.

On October 31, 2001, we entered into the contribution agreement whereby, subject to shareholder approval, we acquired, in exchange for 750,000 shares of our common stock, the assets and liabilities of McKnight Consulting. Pursuant to the closing of the acquisition of the assets and liabilities of McKnight Consulting, on December 31, 2001 the Company had a change in management. Patrick McKnight was appointed President and Director, while Kathy McKnight was appointed Secretary and Director. The Company's founder, Daniel Hodges, resigned from his position with the Company on December 31, 2001.

Patrick E. McKnight and Kathy McKnight now own 75% of the outstanding common stock Alph-Net Consulting.

              Name and
Title of     address of      Amount of     Percent
  Class      Beneficial      Beneficial      of
               Owner         ownership      Class

Common    Patrick E. McKnight   375,000    37.5%
          President and Director
          2110 E. Water Street
          Tucson, AZ  85719

Common    Kathy McKnight        375,000    37.5%
          Secretary and Director
          2110 E. Water Street
          Tucson, AZ  85719

Common    All directors         750,000     75%
          and officers

Item 2.  Acquisition or Disposition of Assets

Since its formation on April 15, 1996, ALPH-NET CONSULTING GROUP, LTD., a Nevada corporation (the "Company"), has not engaged in any operations other than organizational matters until it closed on the purchase of the assets and liabilities of McKnight Consulting LLC on December 31, 2001. Alph-Net was formed specifically for the purpose of either merging with or acquiring an operating company with operating history and assets.

In connection with the normal business practice of Alph-Net Consulting Group, we continuously reviewed our strategic business opportunities and in April 2001, a representative of McKnight Consulting LLC contacted us concerning a possible combination. From April 2001 through the execution of the contribution agreement, ongoing discussions were held between representatives of McKnight Consulting and our management. The consideration for the acquisition of the assets and liabilities of McKnight Consulting by the issuance to McKnight Consulting members of seventy-five percent of the common stock of Alph-Net Consulting was the product of negotiations between the parties and reflects their estimate of the value of the assets and liabilities of McKnight Consulting.

On October 31, 2001, we entered into the contribution agreement whereby in exchange for 750,000 shares of our common stock, the assets and liabilities of McKnight Consulting. Originally operated as a sole proprietorship, and then reformed as a limited liability company under the laws of the state of Arizona in 2001, McKnight Consulting LLC was a technical consulting company with two areas of expertise. The first area is in using computers to facilitate communication. McKnight has been developing, supporting, designing, and implementing computer hardware connection and usage solutions, such as website hosting and computer networking technology including both local computer connections (i.e., local area networks) and internet connections (i.e., wide area networks), with small to mid-sized companies nationwide for over eight years. McKnight's technical computer related skills and services include computer network design, database design, computer configuration, network management, network administration, and software development

Recently, McKnight Consulting has been applying these computer skills to social scientist research. Specifically, clients interested in conducting social science research enlist our help to plan, conduct and report research projects. Along with these services, McKnight provides and utilizes computer based applications for data collection, analysis, and reporting to enable researchers to accomplish their projects. Additionally, McKnight designs database applications to store research data, internet or web-based applications to collect data, and software applications to analyze collected data. McKnight's primary efforts are focused on research design, methodology and statistics combined with appropriate computer applications to assist social science researchers. Our research services include grant writing, grant evaluation, research consulting, statistical consulting, program evaluation, and research design consulting. The acquisition of the assets and liabilities of McKnight Consulting closed on December 31, 2001.

Item 3.  Bankruptcy or Receivership.

	Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

	Not applicable.

Item 5.  Other Events and Regulation FD Disclosure.

	Not applicable.

Item 6.  Resignation of Registrant's Directors.

Pursuant to the closing of the acquisition of the assets and liabilities of McKnight Consulting, on December 31, 2001 the Company had a change in management. Patrick McKnight was appointed President and Director, while Kathy McKnight was appointed Secretary and Director. The Company's founder, Daniel Hodges, resigned from his positions with the Company on December 31, 2001.

Currently, there two officers and directors of the Company:

        Name			Age		Position

Patrick E. McKnight      35        President, Director

Kathy McKnight           38        Secretary, Director

Patrick McKnight has been involved in the program development of the business since its inception. He provides expertise in the technical areas including computer applications, software development, statistical analysis, and technical writing. In addition, Mr. McKnight handles the day-to-day business operations and decisions.

Kathy McKnight has been involved in the business since 1995 and continues to serve as the secretary and specialist for program implementation and customer care/service. Her main responsibilities include grant application preparation, client consultation, and information dissemination, purchasing and long-term planning.

Item 7.  Financial Statements and Exhibits.

PART F/S
FINANCIAL STATEMENTS


The consolidated financial statements of the Company required to be included in Part F/S are set forth below.


ALPH-NET CONSULTING GROUP, LTD.




INDEPENDENT AUDITOR'S REPORT

DECEMBER 31, 2001 and 2000


CONTENTS

									Page


Independent Auditor's Report   . . .  . . . . . F - 1

Balance Sheets
  December 31, 2001 and 2000 . . . .  . . . . . F - 2

Statements of Operations for the
  Years Ended December 31, 2001 and 2000 .  . . F - 3

Statement of Stockholders' Equity for the Years Ended December 31, 2001 and 2000 . . . F - 4

Statements of Cash Flows for the
  Years Ended December 31, 2001 and 2000 . .. . F - 5

Notes to Financial Statements. . . . . . . .. . F - 6

ROBISON, HILL & CO., A PROFESSIONAL CORPORATION,
Certified Public Accountants
INDEPENDENT AUDITOR'S REPORT

Alph-Net Consulting Group, Ltd.

We have audited the accompanying balance sheets of Alph-Net Consulting Group, Ltd. as of December 31, 2001 and 2000, and the related statements of operations, cash flows and stockholders' equity for the two years ended December 31, 2001. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United
States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alph-Net Consulting Group, Ltd.
as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the two years ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Respectfully submitted
Robison, Hill & Co.
Certified Public Accountants
Salt Lake City, Utah
January 30, 2002
F-1

ALPH-NET CONSULTING GROUP, LTD.
BALANCE SHEETS

                                       December 31    December 31
                                          2001            2000
ASSETS
Current Assets:
 Cash and Cash Equivalents             $4,925          $7,553
 Accounts Receivable                   10,484          $6,919
 Inventory                                  -          31,508

   Total Current Assets                15,409          45,980

Fixed Assets:
 Office Equipment                      13,822          10,877
 Less Accumulated Depreciation         (6,310)         (3,810)

   Net Fixed Assets                     7,512           7,067

   Total Assets                       $22,921         $53,047

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Accounts Payable                      $3,470          $5,065
 Credit Card Payable                        -           3,848
 Payroll Taxes Payable                      -             119
 Sales Tax Payable                        713             273

   Total Liabilities                    4,183           9,305

Shareholders' Equity
 Owners' Equity                             -          43,742
 Common Stock, Par Value $.001
  Authorized 100,000,000 shares
  Issued 1,000,000 shares at
  December 31, 2001 and 2000             1,000              -
 Paid-In Capital                        42,655              -
 Retained Deficit                      (24,917)             -


  Total Stockholders' Equity            18,738         43,742

 Total Liabilities and
   Shareholders' Equity                 22,921         53,047

The accompanying notes are an integral part of these financial statements.
F-2


ALPH-NET CONSULTING GROUP, LTD.
STATEMENTS OF OPERATIONS

                                   For the year ended
                                      December 31
                                     2001       2000


Revenues:
  Net Sales                         $36,455     $23,611

  Cost of Goods Sold                 37,301      10,693

Gross Profit (Loss)                    (846)     12,918

Expenses:
  General and Administrative         24,070      10,766
  Depreciation                        2,499       2,074

  Profit (Loss) Before Taxes        (27,415)         78
  Income Taxes                            -           -

    Net Income (Loss)              $(27,415)    $    78


Basic & Diluted loss per share
                                   $   (9.10)   $     -

The accompanying notes are an integral part of these financial statements.
F-3

ALPH-NET CONSULTING GROUP, LTD.
STATEMENT OF STOCKHOLDERS' EOUITY
FOR THE TWO YEARS ENDED DECEMBER 31, 2001

           Common Stock      Paid-In  Retained   Member's
         Shares   Par Value   Capital  Deficit   Equity

Balance at December 31, 1999
(Inception)     -      $  -   $   -     $  -       $43,664

New Income	    -         -       -        -            78

Balance at December 31, 2000
                -         -       -        -        43,742

April 2001, Distribution to
 LLC Members    -         -       -        -        (7,176)

December 31, 2001 Merger with
 Alph-Net Consulting Group, LLC
          1,000,000    1,000  35,566       -       (36,566)

Capital contributed by shareholder
                               7,089       -             -

Net Loss          -        -      -   (27,415)           -


Balance at December 31, 2001
          1,000,000  $1,000  $42,655  $(27,415)   $      -


The accompanying notes are an integral part of these financial statements.
F-4

ALPH-NET CONSULTING GROUP, LTD.
STATEMENT OF CASH FLOWS
                                               For the year ended
                                                    December 31
                                                 2001       2000
CASH FLOWS FROM
OPERATING ACTIVITIES:
Net Loss                                        $(24,917)   $     78
Adjustment to reconcile net loss to
 net cash used in operating activities:
Depreciation                                       2,500       2,074

Change in Operating Assets and Liabilities:
(Increase) Decrease in Accounts Receivable        (3,565)      4,546
(Increase) Decrease in Inventory                  31,508      (2,431)
Increase (Decrease) in Accounts Payable	        (1,595)        303
Increase (Decrease) in Sales Tax Payable             440      (1,038)
Increase (Decrease) in Credit Cards Payable       (3,848)          -
Increase (Decrease) in Payroll Taxes Payable        (119)          -

Net Cash Used in
 Operating activities                                404       3,532

CASH FLOWS FROM
INVESTING ACTIVITIES:
Purchase of Equipment                             (2,945)     (1,011)

Net Cash provided by Investing activities         (2,945)     (1,011)

CASH FLOWS FROM
FINANCING ACTIVITIES:
Capital contributed By shareholder                 7,089         (13)
Distribution to LLC Members                       (7,176)          -

Net Cash provided by
 Financing activities                                (87)        (13)

Net (Decrease) Increase in
 Cash and Cash Equivalents                        (2,628)      2,508
Cash and Cash Equivalents
 At Beginning of Period                            7,553       5,045
Cash and Cash Equivalents
 At End of Period	                               $ 4,925     $ 7,553

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
 Interest                                        $     -     $     -
 Franchise and income taxes                      $     -     $     -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AN
FINANCING ACTIVIITES:  None

The accompanying notes are an integral part of these financial statements.
F-5


ALPH-NET CONSULTING GROUP, LTD.
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT
ACCOUNTING POLICIES

This summary of accounting policies for Alph-Net
Consulting Group, Ltd. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

The Company was incorporated under the laws of the State of Nevada on April 15, 1996. The Company ceased all operating activities during the period from April
15, 1996 to July 12, 1999 and was considered dormant.
On July 12, 1999, the Company obtained a Certificate of renewal from the State of Nevada. From July 12, 1999 to December 31, 2001, the Company was in the development stage.

On December 31, 2001, the Company finalized a merger with McKnight Consulting, LLC. The Company acquired McKnight Consulting and all of its assets and liabilities in exchange for 750,000 shares of common stock. Since the merger, the Company is no longer considered a development stage entity.

Nature of Business

McKnight Consulting is a research and technical consulting firm specializing in social science research and technology that supports efforts in research.
Efforts are focused on research design, methodology and statistics in formulating sound research design proposals. Additionally, McKnight Consulting offers technical and computer consulting related to the research process.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F-6

Loss per Share

	The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

Per-Share
   Income 	  Shares 		  Amount
(Numerator)   (Denominator)

For the year ended December 31, 2001:
Basic Loss per Share
Loss to common shareholders
                    $(24,917)    2,740        $ (9.10)

	The Company was a Limited Liability Company as of
December 31, 2000, thus earnings per share is not applicable and was not calculated for December 31, 2000.

	There are no common stock equivalents for December
31, 2001.

Fixed Assets

The office equipment is stated at cost and will be depreciated, on a straight-line basis, over their estimated useful lives of five years.

The Company has adopted the Financial Accounting
Standards Board SFAS No., 121, "Accounting for the
Impairment of Long-lived Assets." SFAS No. 121 addresses the accounting for (i) impairment of long-lived assets, certain identified intangibles and goodwill related to assets to be held and used, and
(ii) long-live lived assets and certain identifiable intangibles to be disposed of. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the expected future cash flows from the used of the asse, and it" eventuwl dispo^ition (n-disco nted an+ withou( interest charges) is less than the carrying amount of the asset, an impairment loss is recognized.

Inventory

Inventories are stated at the lower of cost or market.
F-7

Concentration of Credit Risk

	The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The Company maintains the majority of its cash balances with one financial institution, in the form of demand deposits.

NOTE 2 - INCOME TAXES

As of December 31, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $25,000 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income will be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused.
Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

NOTE 3 - COMMITMENTS

As of December 31, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the Company for the use of these facilities and there are no commitments for future use of the facilitates.

NOTE 4 - MERGER

On December 31, 2001, the Company finalized a reverse merger with McKnight Consulting, LLC. The
Company, acquired McKnight Consulting and all of its assets and liabilities in exchange for 750,000 shares of Common Stock or 75% of the New Common Stock outstanding subsequent to the Merger.


Item 8.  Change in Fiscal Year.

	Not applicable.

Item 9.  Regulation FD Disclosure.

Not applicable.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2002 By:

/s/PATRICK E. MCKNIGHT
Patrick E. McKnight, President, Chief Financial Officer and
Director
ALPH-NET CONSULTING GROUP, LTD.